ACCRUED EXPENSES AND OTHER PAYABLES (Tables)	12 Months Ended
Dec. 31, 2012
ACCRUED EXPENSES AND OTHER PAYABLES
Schedule of accrued expenses and other payables

	As of December 31,
	2011	2012

Employee payroll and welfare payables	$9,306	$13,608
Other tax payable	7,084	7,663
Accrued professional, marketing and leasing fees	6,299	8,321
Other payables	5,455	9,430
Liability for advance payment of unvested options	2,917	1,465
Accrued advertising sales rebate	47	1,121
Total	$31,108	$41,608